                         LETTER OF TRANSMITTAL
                             To Accompany

       Shares of $5 Cumulative Preferred Stock (No par value) of

             CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

               TENDERED PURSUANT TO THE OFFER TO PURCHASE,
                 DATED JANUARY 29, 1996, FOR PURCHASE AT
                    PURCHASE PRICE OF $77.55 PER SHARE


               THE OFFER AND WITHDRAWAL RIGHTS WILL
              EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
     ON TUESDAY, FEBRUARY 27, 1996, UNLESS THE OFFER IS EXTENDED.


            To: THE CHASE MANHATTAN BANK, N.A., Depositary

           By Mail:                By Overnight Delivery:

           Box 3032                 c/o Chase Securities
    4 Chase MetroTech Ctr.            Processing Corp
      Brooklyn, NY 11245           Ft. Lee Executive Park
                                  1 Executive Dr. - 6th floor
                                      Ft. Lee, NJ 07024


          By Hand:               By Facsimile Transmission:

 (9:00 a.m. - 5:00 p.m.                (201) 592-4372
   New York City Time)
 1 Chase Manhattan Plaza    Information and Confirm by Telephone:
       Floor 1-B
 Nassau and Liberty Streets            (201) 592-4370
    New York, NY 10081


                DESCRIPTION OF SHARES TENDERED

(PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON CERTIFICATE(S))
           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

NAMES(S) AND                       TOTAL NUMBER
ADDRESS(ES)                         OF SHARES
    OF                              REPRESENTED          NUMBER
REGISTERED    CERTIFICATE               BY             OF SHARES
HOLDERS(S)    NUMBER(S)*          CERTIFICATE(S)*      TENDERED**
-----------------------------------------------------------------

_________________________________________________________________
* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


DO NOT SEND ANY CERTIFICATES TO LEHMAN BROTHERS, TO SMITH BARNEY
INC., TO D.F. KING & CO., INC. OR TO CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depositary Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to Con Edison or to a Book-Entry Transfer Facility does not constitute a valid delivery.

         (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-
ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-
ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of tendering institution ________________________________
Check applicable box:
  / / DTC          / / MSTC        / / PDTC
Account No. __________________________________________________
Transaction Code No. _________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO
A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY
AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
_______________________________
Date of execution of Notice of Guaranteed Delivery
________________
Name of institution that guaranteed delivery
______________________
If delivery is by book-entry transfer:
Name of tendering institution
_____________________________________
Account no.___________ at
  / / DTC       / / MSTC      / / PDTC
Transaction Code No.
_____________________________________________

              NOTE: SIGNATURES MUST BE PROVIDED BELOW.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned hereby tenders to Consolidated Edison Company of New York, Inc., a New York corporation ("Con Edison"), the shares listed on the first page hereof under "Description of Shares Tendered" pursuant to Con Edison's offer to purchase any and all of the outstanding shares of the series of Con Edison preferred stock shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 29, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer"). See "Terms of the Offer -- Extension; Termination; Amendments, and -- Certain Conditions of the Offer" in the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Con Edison all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Con Edison,
(b) present such Shares for registration and transfer on the books of Con Edison and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Con Edison, Con Edison will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Con Edison to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "Terms of the Offer- -Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. Con Edison's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Con Edison upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Con Edison may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Con Edison has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Con Edison does not accept for payment any of the Shares so tendered.


----------------------------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 6 AND 7)      (SEE INSTRUCTIONS 4, 6 AND 7)

To be completed ONLY if the        To be completed ONLY if the
check for the purchase price       check for the purchase price
of Shares purchased and/or         of Shares purchased and/or
certificates for Shares not        certificates for Shares not
tendered or not purchased          tendered or not purchased
are to be issued in the name       are to be mailed to someone
of someone other than the          other than the undersigned
undersigned.                       or to the undersigned at an
                                   address other than that
                                   shown below the undersigned's
                                   signature(s).

Issue  / / check and/or             Mail   / / check and/or
      / / certificate(s) to:              / / certificate(s) to:


Name ---------------------------   Name--------------------------
         (PLEASE PRINT)                     (PLEASE PRINT)

Address ------------------------    Address ---------------------
----------------------------------  -----------------------------
       (INCLUDE ZIP CODE)              (INCLUDE ZIP CODE)

----------------------------------
  (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

-----------------------------------------------------------------


/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES
    THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED
    OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: ____________________

                         SOLICITED TENDERS
                        (SEE INSTRUCTION 10)

   As provided in Instruction 10, Con Edison will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer.

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: --------------------------------------------------
                          (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: ---------------------------------------

Telephone Number of Broker
or Financial Consultant: ---------------------------------------

Identification Number (if known): ------------------------------

Address: -------------------------------------------------------
                        (INCLUDE ZIP CODE)

   The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER               NUMBER OF SHARES TENDERED

               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------       ----------------------------
-----------------------------       ----------------------------
-----------------------------       ----------------------------

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Con Edison; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

   The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

SIGN HERE: .....................................................
           .....................................................

                      SIGNATURE(S) OF OWNER(S)
         Dated ........................................, 1996
         Name(s).............................................
                .............................................
                          (PLEASE PRINT)

         Capacity (full title)...............................
         Address.............................................
                .............................................
                        (INCLUDE ZIP CODE)
         DAYTIME Area Code and Telephone
          No..........................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


           GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
           Authorized Signature ...............................
           Name ...............................................
           Name of Firm .......................................
           Address of Firm ....................................
           Area code and Telephone No. ........................
           Dated ........................................, 1996

      ----------------------------------------------------

NOTE: REMAINDER OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED
BY SIGNING THE SUBSTITUTE FORM W-9 BELOW.

                          INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to a Series of Preferred. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the applicable Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Con Edison (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-

Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED
DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER.
IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date; Receipt of Dividend" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Con Edison of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Con Edison will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer-- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at Con Edison's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Con Edison will pay a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Con Edison, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Con Edison, in its sole discretion, and its determination shall be final and binding. Con Edison reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Con Edison's counsel, be unlawful. Con Edison also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Con Edison's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Con Edison shall determine. None of Con Edison, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately following the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (i) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary, or (ii) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                   IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                          PAYER'S NAME:

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND
CERTIFICATION

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY
BY SIGNING AND DATING BELOW.

Social Security number OR
Employer Identification Number

TIN ----------------------

---------------------------------------------------------

Name (Please Print) -----------------------
Address -----------------------------
City ---------  State ---- Zip Code ------

PART 2

Awaiting TIN /  /

---------------------------------------------------------
PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT: (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
---------------------------------------------------------

SIGNATURE: ---------------------------  DATE: -----------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

---------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.


Signature ___________________________  Date __________, 1996

                      THE DEALER MANAGERS:

       LEHMAN BROTHERS                  SMITH BARNEY INC.
       3 World Financial Center         390 Greenwich Street
       New York, New York 10285         New York, New York 10013
       (800) 438-3242                   (800) 655-4811
       Attention: Roy D. Henriksson     Attention: Paul Galant


                      THE INFORMATION AGENT:

                      D.F. KING & CO., INC.
                        77 Water Street
                     New York, New York 10005
                    (800) 549-6650 (Toll-Free)

                         LETTER OF TRANSMITTAL
                             To Accompany

       Shares of 5 3/4% Series A Cumulative Preferred Stock
                   ($100 par value) of

             CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

               TENDERED PURSUANT TO THE OFFER TO PURCHASE,
                 DATED JANUARY 29, 1996, FOR PURCHASE AT
                    PURCHASE PRICE OF $91.30 PER SHARE


               THE OFFER AND WITHDRAWAL RIGHTS WILL
              EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
     ON TUESDAY, FEBRUARY 27, 1996, UNLESS THE OFFER IS EXTENDED.


            To: THE CHASE MANHATTAN BANK, N.A., Depositary

           By Mail:                By Overnight Delivery:

           Box 3032                 c/o Chase Securities
    4 Chase MetroTech Ctr.            Processing Corp
      Brooklyn, NY 11245           Ft. Lee Executive Park
                                  1 Executive Dr. - 6th floor
                                      Ft. Lee, NJ 07024


          By Hand:               By Facsimile Transmission:

 (9:00 a.m. - 5:00 p.m.                (201) 592-4372
   New York City Time)
 1 Chase Manhattan Plaza    Information and Confirm by Telephone:
       Floor 1-B
 Nassau and Liberty Streets            (201) 592-4370
    New York, NY 10081


                DESCRIPTION OF SHARES TENDERED

(PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON CERTIFICATE(S))
           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

NAMES(S) AND                       TOTAL NUMBER
ADDRESS(ES)                         OF SHARES
    OF                              REPRESENTED          NUMBER
REGISTERED    CERTIFICATE               BY             OF SHARES
HOLDERS(S)    NUMBER(S)*          CERTIFICATE(S)*      TENDERED**
-----------------------------------------------------------------

_________________________________________________________________
* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


DO NOT SEND ANY CERTIFICATES TO LEHMAN BROTHERS, TO SMITH BARNEY
INC., TO D.F. KING & CO., INC. OR TO CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depositary Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to Con Edison or to a Book-Entry Transfer Facility does not constitute a valid delivery.

         (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-
ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-
ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of tendering institution ________________________________
Check applicable box:
  / / DTC          / / MSTC        / / PDTC
Account No. __________________________________________________
Transaction Code No. _________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO
A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY
AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
_______________________________
Date of execution of Notice of Guaranteed Delivery
________________
Name of institution that guaranteed delivery
______________________
If delivery is by book-entry transfer:
Name of tendering institution
_____________________________________
Account no.___________ at
  / / DTC       / / MSTC      / / PDTC
Transaction Code No.
_____________________________________________

              NOTE: SIGNATURES MUST BE PROVIDED BELOW.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned hereby tenders to Consolidated Edison Company of New York, Inc., a New York corporation ("Con Edison"), the shares listed on the first page hereof under "Description of Shares Tendered" pursuant to Con Edison's offer to purchase any and all of the outstanding shares of the series of Con Edison preferred stock shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 29, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer"). See "Terms of the Offer -- Extension; Termination; Amendments, and -- Certain Conditions of the Offer" in the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Con Edison all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Con Edison,
(b) present such Shares for registration and transfer on the books of Con Edison and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Con Edison, Con Edison will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Con Edison to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "Terms of the Offer- -Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. Con Edison's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Con Edison upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Con Edison may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Con Edison has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Con Edison does not accept for payment any of the Shares so tendered.


----------------------------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 6 AND 7)      (SEE INSTRUCTIONS 4, 6 AND 7)

To be completed ONLY if the        To be completed ONLY if the
check for the purchase price       check for the purchase price
of Shares purchased and/or         of Shares purchased and/or
certificates for Shares not        certificates for Shares not
tendered or not purchased          tendered or not purchased
are to be issued in the name       are to be mailed to someone
of someone other than the          other than the undersigned
undersigned.                       or to the undersigned at an
                                   address other than that
                                   shown below the undersigned's
                                   signature(s).

Issue  / / check and/or             Mail   / / check and/or
      / / certificate(s) to:              / / certificate(s) to:


Name ---------------------------   Name--------------------------
         (PLEASE PRINT)                     (PLEASE PRINT)

Address ------------------------    Address ---------------------
----------------------------------  -----------------------------
       (INCLUDE ZIP CODE)              (INCLUDE ZIP CODE)

----------------------------------
  (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

-----------------------------------------------------------------


/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES
    THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED
    OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: ____________________

                         SOLICITED TENDERS
                        (SEE INSTRUCTION 10)

   As provided in Instruction 10, Con Edison will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer.

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: --------------------------------------------------
                          (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: ---------------------------------------

Telephone Number of Broker
or Financial Consultant: ---------------------------------------

Identification Number (if known): ------------------------------

Address: -------------------------------------------------------
                        (INCLUDE ZIP CODE)

   The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER               NUMBER OF SHARES TENDERED

               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------       ----------------------------
-----------------------------       ----------------------------
-----------------------------       ----------------------------

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Con Edison; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

   The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

SIGN HERE: .....................................................
           .....................................................

                      SIGNATURE(S) OF OWNER(S)
         Dated ........................................, 1996
         Name(s).............................................
                .............................................
                          (PLEASE PRINT)

         Capacity (full title)...............................
         Address.............................................
                .............................................
                        (INCLUDE ZIP CODE)
         DAYTIME Area Code and Telephone
          No..........................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


           GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
           Authorized Signature ...............................
           Name ...............................................
           Name of Firm .......................................
           Address of Firm ....................................
           Area code and Telephone No. ........................
           Dated ........................................, 1996

      ----------------------------------------------------

NOTE: REMAINDER OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED
BY SIGNING THE SUBSTITUTE FORM W-9 BELOW.

                          INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to a Series of Preferred. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the applicable Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Con Edison (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-

Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED
DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER.
IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date; Receipt of Dividend" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Con Edison of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Con Edison will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer-- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at Con Edison's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Con Edison will pay a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Con Edison, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Con Edison, in its sole discretion, and its determination shall be final and binding. Con Edison reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Con Edison's counsel, be unlawful. Con Edison also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Con Edison's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Con Edison shall determine. None of Con Edison, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately following the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (i) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary, or (ii) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                   IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                          PAYER'S NAME:

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND
CERTIFICATION

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY
BY SIGNING AND DATING BELOW.

Social Security number OR
Employer Identification Number

TIN ----------------------

---------------------------------------------------------

Name (Please Print) -----------------------
Address -----------------------------
City ---------  State ---- Zip Code ------

PART 2

Awaiting TIN /  /

---------------------------------------------------------
PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT: (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
---------------------------------------------------------

SIGNATURE: ---------------------------  DATE: -----------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

---------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.


Signature ___________________________  Date __________, 1996

                      THE DEALER MANAGERS:

       LEHMAN BROTHERS                  SMITH BARNEY INC.
       3 World Financial Center         390 Greenwich Street
       New York, New York 10285         New York, New York 10013
       (800) 438-3242                   (800) 655-4811
       Attention: Roy D. Henriksson     Attention: Paul Galant


                      THE INFORMATION AGENT:

                      D.F. KING & CO., INC.
                        77 Water Street
                     New York, New York 10005
                    (800) 549-6650 (Toll-Free)

                         LETTER OF TRANSMITTAL
                             To Accompany

       Shares of 5 1/4% Series B Cumulative Preferred Stock
                   ($100 par value) of

             CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

               TENDERED PURSUANT TO THE OFFER TO PURCHASE,
                 DATED JANUARY 29, 1996, FOR PURCHASE AT
                    PURCHASE PRICE OF $83.60 PER SHARE


               THE OFFER AND WITHDRAWAL RIGHTS WILL
              EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
     ON TUESDAY, FEBRUARY 27, 1996, UNLESS THE OFFER IS EXTENDED.


            To: THE CHASE MANHATTAN BANK, N.A., Depositary

           By Mail:                By Overnight Delivery:

           Box 3032                 c/o Chase Securities
    4 Chase MetroTech Ctr.            Processing Corp
      Brooklyn, NY 11245           Ft. Lee Executive Park
                                  1 Executive Dr. - 6th floor
                                      Ft. Lee, NJ 07024


          By Hand:               By Facsimile Transmission:

 (9:00 a.m. - 5:00 p.m.                (201) 592-4372
   New York City Time)
 1 Chase Manhattan Plaza    Information and Confirm by Telephone:
       Floor 1-B
 Nassau and Liberty Streets            (201) 592-4370
    New York, NY 10081


                DESCRIPTION OF SHARES TENDERED

(PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON CERTIFICATE(S))
           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

NAMES(S) AND                       TOTAL NUMBER
ADDRESS(ES)                         OF SHARES
    OF                              REPRESENTED          NUMBER
REGISTERED    CERTIFICATE               BY             OF SHARES
HOLDERS(S)    NUMBER(S)*          CERTIFICATE(S)*      TENDERED**
-----------------------------------------------------------------

_________________________________________________________________
* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


DO NOT SEND ANY CERTIFICATES TO LEHMAN BROTHERS, TO SMITH BARNEY
INC., TO D.F. KING & CO., INC. OR TO CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depositary Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to Con Edison or to a Book-Entry Transfer Facility does not constitute a valid delivery.

         (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-
ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-
ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of tendering institution ________________________________
Check applicable box:
  / / DTC          / / MSTC        / / PDTC
Account No. __________________________________________________
Transaction Code No. _________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO
A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY
AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
_______________________________
Date of execution of Notice of Guaranteed Delivery
________________
Name of institution that guaranteed delivery
______________________
If delivery is by book-entry transfer:
Name of tendering institution
_____________________________________
Account no.___________ at
  / / DTC       / / MSTC      / / PDTC
Transaction Code No.
_____________________________________________

              NOTE: SIGNATURES MUST BE PROVIDED BELOW.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned hereby tenders to Consolidated Edison Company of New York, Inc., a New York corporation ("Con Edison"), the shares listed on the first page hereof under "Description of Shares Tendered" pursuant to Con Edison's offer to purchase any and all of the outstanding shares of the series of Con Edison preferred stock shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 29, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer"). See "Terms of the Offer -- Extension; Termination; Amendments, and -- Certain Conditions of the Offer" in the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Con Edison all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Con Edison,
(b) present such Shares for registration and transfer on the books of Con Edison and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Con Edison, Con Edison will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Con Edison to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "Terms of the Offer- -Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. Con Edison's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Con Edison upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Con Edison may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Con Edison has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Con Edison does not accept for payment any of the Shares so tendered.


----------------------------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 6 AND 7)      (SEE INSTRUCTIONS 4, 6 AND 7)

To be completed ONLY if the        To be completed ONLY if the
check for the purchase price       check for the purchase price
of Shares purchased and/or         of Shares purchased and/or
certificates for Shares not        certificates for Shares not
tendered or not purchased          tendered or not purchased
are to be issued in the name       are to be mailed to someone
of someone other than the          other than the undersigned
undersigned.                       or to the undersigned at an
                                   address other than that
                                   shown below the undersigned's
                                   signature(s).

Issue  / / check and/or             Mail   / / check and/or
      / / certificate(s) to:              / / certificate(s) to:


Name ---------------------------   Name--------------------------
         (PLEASE PRINT)                     (PLEASE PRINT)

Address ------------------------    Address ---------------------
----------------------------------  -----------------------------
       (INCLUDE ZIP CODE)              (INCLUDE ZIP CODE)

----------------------------------
  (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

-----------------------------------------------------------------


/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES
    THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED
    OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: ____________________

                         SOLICITED TENDERS
                        (SEE INSTRUCTION 10)

   As provided in Instruction 10, Con Edison will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer.

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: --------------------------------------------------
                          (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: ---------------------------------------

Telephone Number of Broker
or Financial Consultant: ---------------------------------------

Identification Number (if known): ------------------------------

Address: -------------------------------------------------------
                        (INCLUDE ZIP CODE)

   The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER               NUMBER OF SHARES TENDERED

               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------       ----------------------------
-----------------------------       ----------------------------
-----------------------------       ----------------------------

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Con Edison; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

   The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

SIGN HERE: .....................................................
           .....................................................

                      SIGNATURE(S) OF OWNER(S)
         Dated ........................................, 1996
         Name(s).............................................
                .............................................
                          (PLEASE PRINT)

         Capacity (full title)...............................
         Address.............................................
                .............................................
                        (INCLUDE ZIP CODE)
         DAYTIME Area Code and Telephone
          No..........................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


           GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
           Authorized Signature ...............................
           Name ...............................................
           Name of Firm .......................................
           Address of Firm ....................................
           Area code and Telephone No. ........................
           Dated ........................................, 1996

      ----------------------------------------------------

NOTE: REMAINDER OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED
BY SIGNING THE SUBSTITUTE FORM W-9 BELOW.

                          INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to a Series of Preferred. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the applicable Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Con Edison (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-

Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED
DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER.
IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date; Receipt of Dividend" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Con Edison of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Con Edison will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer-- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at Con Edison's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Con Edison will pay a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Con Edison, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Con Edison, in its sole discretion, and its determination shall be final and binding. Con Edison reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Con Edison's counsel, be unlawful. Con Edison also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Con Edison's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Con Edison shall determine. None of Con Edison, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately following the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (i) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary, or (ii) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                   IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                          PAYER'S NAME:

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND
CERTIFICATION

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY
BY SIGNING AND DATING BELOW.

Social Security number OR
Employer Identification Number

TIN ----------------------

---------------------------------------------------------

Name (Please Print) -----------------------
Address -----------------------------
City ---------  State ---- Zip Code ------

PART 2

Awaiting TIN /  /

---------------------------------------------------------
PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT: (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
---------------------------------------------------------

SIGNATURE: ---------------------------  DATE: -----------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

---------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.


Signature ___________________________  Date __________, 1996

                      THE DEALER MANAGERS:

       LEHMAN BROTHERS                  SMITH BARNEY INC.
       3 World Financial Center         390 Greenwich Street
       New York, New York 10285         New York, New York 10013
       (800) 438-3242                   (800) 655-4811
       Attention: Roy D. Henriksson     Attention: Paul Galant


                      THE INFORMATION AGENT:

                      D.F. KING & CO., INC.
                        77 Water Street
                     New York, New York 10005
                    (800) 549-6650 (Toll-Free)

                         LETTER OF TRANSMITTAL
                             To Accompany

       Shares of 4.65% Series C Cumulative Preferred Stock
                   ($100 par value) of

             CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

               TENDERED PURSUANT TO THE OFFER TO PURCHASE,
                 DATED JANUARY 29, 1996, FOR PURCHASE AT
                    PURCHASE PRICE OF $80.65 PER SHARE


               THE OFFER AND WITHDRAWAL RIGHTS WILL
              EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
     ON TUESDAY, FEBRUARY 27, 1996, UNLESS THE OFFER IS EXTENDED.


            To: THE CHASE MANHATTAN BANK, N.A., Depositary

           By Mail:                By Overnight Delivery:

           Box 3032                 c/o Chase Securities
    4 Chase MetroTech Ctr.            Processing Corp
      Brooklyn, NY 11245           Ft. Lee Executive Park
                                  1 Executive Dr. - 6th floor
                                      Ft. Lee, NJ 07024


          By Hand:               By Facsimile Transmission:

 (9:00 a.m. - 5:00 p.m.                (201) 592-4372
   New York City Time)
 1 Chase Manhattan Plaza    Information and Confirm by Telephone:
       Floor 1-B
 Nassau and Liberty Streets            (201) 592-4370
    New York, NY 10081


                DESCRIPTION OF SHARES TENDERED

(PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON CERTIFICATE(S))
           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

NAMES(S) AND                       TOTAL NUMBER
ADDRESS(ES)                         OF SHARES
    OF                              REPRESENTED          NUMBER
REGISTERED    CERTIFICATE               BY             OF SHARES
HOLDERS(S)    NUMBER(S)*          CERTIFICATE(S)*      TENDERED**
-----------------------------------------------------------------

_________________________________________________________________
* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


DO NOT SEND ANY CERTIFICATES TO LEHMAN BROTHERS, TO SMITH BARNEY
INC., TO D.F. KING & CO., INC. OR TO CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depositary Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to Con Edison or to a Book-Entry Transfer Facility does not constitute a valid delivery.

         (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-
ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-
ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of tendering institution ________________________________
Check applicable box:
  / / DTC          / / MSTC        / / PDTC
Account No. __________________________________________________
Transaction Code No. _________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO
A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY
AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
_______________________________
Date of execution of Notice of Guaranteed Delivery
________________
Name of institution that guaranteed delivery
______________________
If delivery is by book-entry transfer:
Name of tendering institution
_____________________________________
Account no.___________ at
  / / DTC       / / MSTC      / / PDTC
Transaction Code No.
_____________________________________________

              NOTE: SIGNATURES MUST BE PROVIDED BELOW.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned hereby tenders to Consolidated Edison Company of New York, Inc., a New York corporation ("Con Edison"), the shares listed on the first page hereof under "Description of Shares Tendered" pursuant to Con Edison's offer to purchase any and all of the outstanding shares of the series of Con Edison preferred stock shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 29, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer"). See "Terms of the Offer -- Extension; Termination; Amendments, and -- Certain Conditions of the Offer" in the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Con Edison all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Con Edison,
(b) present such Shares for registration and transfer on the books of Con Edison and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Con Edison, Con Edison will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Con Edison to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "Terms of the Offer- -Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. Con Edison's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Con Edison upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Con Edison may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Con Edison has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Con Edison does not accept for payment any of the Shares so tendered.


----------------------------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 6 AND 7)      (SEE INSTRUCTIONS 4, 6 AND 7)

To be completed ONLY if the        To be completed ONLY if the
check for the purchase price       check for the purchase price
of Shares purchased and/or         of Shares purchased and/or
certificates for Shares not        certificates for Shares not
tendered or not purchased          tendered or not purchased
are to be issued in the name       are to be mailed to someone
of someone other than the          other than the undersigned
undersigned.                       or to the undersigned at an
                                   address other than that
                                   shown below the undersigned's
                                   signature(s).

Issue  / / check and/or             Mail   / / check and/or
      / / certificate(s) to:              / / certificate(s) to:


Name ---------------------------   Name--------------------------
         (PLEASE PRINT)                     (PLEASE PRINT)

Address ------------------------    Address ---------------------
----------------------------------  -----------------------------
       (INCLUDE ZIP CODE)              (INCLUDE ZIP CODE)

----------------------------------
  (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

-----------------------------------------------------------------


/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES
    THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED
    OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: ____________________

                         SOLICITED TENDERS
                        (SEE INSTRUCTION 10)

   As provided in Instruction 10, Con Edison will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer.

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: --------------------------------------------------
                          (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: ---------------------------------------

Telephone Number of Broker
or Financial Consultant: ---------------------------------------

Identification Number (if known): ------------------------------

Address: -------------------------------------------------------
                        (INCLUDE ZIP CODE)

   The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER               NUMBER OF SHARES TENDERED

               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------       ----------------------------
-----------------------------       ----------------------------
-----------------------------       ----------------------------

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Con Edison; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

   The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

SIGN HERE: .....................................................
           .....................................................

                      SIGNATURE(S) OF OWNER(S)
         Dated ........................................, 1996
         Name(s).............................................
                .............................................
                          (PLEASE PRINT)

         Capacity (full title)...............................
         Address.............................................
                .............................................
                        (INCLUDE ZIP CODE)
         DAYTIME Area Code and Telephone
          No..........................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


           GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
           Authorized Signature ...............................
           Name ...............................................
           Name of Firm .......................................
           Address of Firm ....................................
           Area code and Telephone No. ........................
           Dated ........................................, 1996

      ----------------------------------------------------

NOTE: REMAINDER OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED
BY SIGNING THE SUBSTITUTE FORM W-9 BELOW.

                          INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to a Series of Preferred. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the applicable Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Con Edison (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-

Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED
DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER.
IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date; Receipt of Dividend" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Con Edison of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Con Edison will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer-- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at Con Edison's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Con Edison will pay a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Con Edison, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Con Edison, in its sole discretion, and its determination shall be final and binding. Con Edison reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Con Edison's counsel, be unlawful. Con Edison also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Con Edison's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Con Edison shall determine. None of Con Edison, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately following the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (i) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary, or (ii) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                   IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                          PAYER'S NAME:

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND
CERTIFICATION

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY
BY SIGNING AND DATING BELOW.

Social Security number OR
Employer Identification Number

TIN ----------------------

---------------------------------------------------------

Name (Please Print) -----------------------
Address -----------------------------
City ---------  State ---- Zip Code ------

PART 2

Awaiting TIN /  /

---------------------------------------------------------
PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT: (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
---------------------------------------------------------

SIGNATURE: ---------------------------  DATE: -----------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

---------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.


Signature ___________________________  Date __________, 1996

                      THE DEALER MANAGERS:

       LEHMAN BROTHERS                  SMITH BARNEY INC.
       3 World Financial Center         390 Greenwich Street
       New York, New York 10285         New York, New York 10013
       (800) 438-3242                   (800) 655-4811
       Attention: Roy D. Henriksson     Attention: Paul Galant


                      THE INFORMATION AGENT:

                      D.F. KING & CO., INC.
                        77 Water Street
                     New York, New York 10005
                    (800) 549-6650 (Toll-Free)

                         LETTER OF TRANSMITTAL
                             To Accompany

       Shares of 4.65% Series D Cumulative Preferred Stock
                   ($100 par value) of

             CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

               TENDERED PURSUANT TO THE OFFER TO PURCHASE,
                 DATED JANUARY 29, 1996, FOR PURCHASE AT
                    PURCHASE PRICE OF $80.65 PER SHARE


               THE OFFER AND WITHDRAWAL RIGHTS WILL
              EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
     ON TUESDAY, FEBRUARY 27, 1996, UNLESS THE OFFER IS EXTENDED.


            To: THE CHASE MANHATTAN BANK, N.A., Depositary

           By Mail:                By Overnight Delivery:

           Box 3032                 c/o Chase Securities
    4 Chase MetroTech Ctr.            Processing Corp
      Brooklyn, NY 11245           Ft. Lee Executive Park
                                  1 Executive Dr. - 6th floor
                                      Ft. Lee, NJ 07024


          By Hand:               By Facsimile Transmission:

 (9:00 a.m. - 5:00 p.m.                (201) 592-4372
   New York City Time)
 1 Chase Manhattan Plaza    Information and Confirm by Telephone:
       Floor 1-B
 Nassau and Liberty Streets            (201) 592-4370
    New York, NY 10081


                DESCRIPTION OF SHARES TENDERED

(PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON CERTIFICATE(S))
           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

NAMES(S) AND                       TOTAL NUMBER
ADDRESS(ES)                         OF SHARES
    OF                              REPRESENTED          NUMBER
REGISTERED    CERTIFICATE               BY             OF SHARES
HOLDERS(S)    NUMBER(S)*          CERTIFICATE(S)*      TENDERED**
-----------------------------------------------------------------






_________________________________________________________________
* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


DO NOT SEND ANY CERTIFICATES TO LEHMAN BROTHERS, TO SMITH BARNEY
INC., TO D.F. KING & CO., INC. OR TO CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depositary Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to Con Edison or to a Book-Entry Transfer Facility does not constitute a valid delivery.

         (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-
ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-
ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of tendering institution ________________________________
Check applicable box:
  / / DTC          / / MSTC        / / PDTC
Account No. __________________________________________________
Transaction Code No. _________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO
A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY
AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
_______________________________
Date of execution of Notice of Guaranteed Delivery
________________
Name of institution that guaranteed delivery
______________________
If delivery is by book-entry transfer:
Name of tendering institution
_____________________________________
Account no.___________ at
  / / DTC       / / MSTC      / / PDTC
Transaction Code No.
_____________________________________________

              NOTE: SIGNATURES MUST BE PROVIDED BELOW.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned hereby tenders to Consolidated Edison Company of New York, Inc., a New York corporation ("Con Edison"), the shares listed on the first page hereof under "Description of Shares Tendered" pursuant to Con Edison's offer to purchase any and all of the outstanding shares of the series of Con Edison preferred stock shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 29, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer"). See "Terms of the Offer -- Extension; Termination; Amendments, and -- Certain Conditions of the Offer" in the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Con Edison all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Con Edison,
(b) present such Shares for registration and transfer on the books of Con Edison and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Con Edison, Con Edison will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Con Edison to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "Terms of the Offer- -Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. Con Edison's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Con Edison upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Con Edison may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Con Edison has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Con Edison does not accept for payment any of the Shares so tendered.


----------------------------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 6 AND 7)      (SEE INSTRUCTIONS 4, 6 AND 7)

To be completed ONLY if the        To be completed ONLY if the
check for the purchase price       check for the purchase price
of Shares purchased and/or         of Shares purchased and/or
certificates for Shares not        certificates for Shares not
tendered or not purchased          tendered or not purchased
are to be issued in the name       are to be mailed to someone
of someone other than the          other than the undersigned
undersigned.                       or to the undersigned at an
                                   address other than that
                                   shown below the undersigned's
                                   signature(s).

Issue  / / check and/or             Mail   / / check and/or
      / / certificate(s) to:              / / certificate(s) to:


Name ---------------------------   Name--------------------------
         (PLEASE PRINT)                     (PLEASE PRINT)

Address ------------------------    Address ---------------------
----------------------------------  -----------------------------
       (INCLUDE ZIP CODE)              (INCLUDE ZIP CODE)

----------------------------------
  (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

-----------------------------------------------------------------


/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES
    THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED
    OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: ____________________

                         SOLICITED TENDERS
                        (SEE INSTRUCTION 10)

   As provided in Instruction 10, Con Edison will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer.

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: --------------------------------------------------
                          (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: ---------------------------------------

Telephone Number of Broker
or Financial Consultant: ---------------------------------------

Identification Number (if known): ------------------------------

Address: -------------------------------------------------------
                        (INCLUDE ZIP CODE)

   The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER               NUMBER OF SHARES TENDERED

               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------       ----------------------------
-----------------------------       ----------------------------
-----------------------------       ----------------------------

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Con Edison; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

   The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

SIGN HERE: .....................................................
           .....................................................

                      SIGNATURE(S) OF OWNER(S)
         Dated ........................................, 1996
         Name(s).............................................
                .............................................
                          (PLEASE PRINT)

         Capacity (full title)...............................
         Address.............................................
                .............................................
                        (INCLUDE ZIP CODE)
         DAYTIME Area Code and Telephone
          No..........................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


           GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
           Authorized Signature ...............................
           Name ...............................................
           Name of Firm .......................................
           Address of Firm ....................................
           Area code and Telephone No. ........................
           Dated ........................................, 1996

      ----------------------------------------------------

NOTE: REMAINDER OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED
BY SIGNING THE SUBSTITUTE FORM W-9 BELOW.

                          INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to a Series of Preferred. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the applicable Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Con Edison (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-

Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED
DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER.
IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date; Receipt of Dividend" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Con Edison of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Con Edison will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer-- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at Con Edison's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Con Edison will pay a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Con Edison, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Con Edison, in its sole discretion, and its determination shall be final and binding. Con Edison reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Con Edison's counsel, be unlawful. Con Edison also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Con Edison's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Con Edison shall determine. None of Con Edison, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately following the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (i) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary, or (ii) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                   IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                          PAYER'S NAME:

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND
CERTIFICATION

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY
BY SIGNING AND DATING BELOW.

Social Security number OR
Employer Identification Number

TIN ----------------------

---------------------------------------------------------

Name (Please Print) -----------------------
Address -----------------------------
City ---------  State ---- Zip Code ------

PART 2

Awaiting TIN /  /

---------------------------------------------------------
PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT: (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
---------------------------------------------------------

SIGNATURE: ---------------------------  DATE: -----------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

---------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.


Signature ___________________________  Date __________, 1996

                      THE DEALER MANAGERS:

       LEHMAN BROTHERS                  SMITH BARNEY INC.
       3 World Financial Center         390 Greenwich Street
       New York, New York 10285         New York, New York 10013
       (800) 438-3242                   (800) 655-4811
       Attention: Roy D. Henriksson     Attention: Paul Galant


                      THE INFORMATION AGENT:

                      D.F. KING & CO., INC.
                        77 Water Street
                     New York, New York 10005
                    (800) 549-6650 (Toll-Free)

                         LETTER OF TRANSMITTAL
                             To Accompany

       Shares of 7.20% Series I Cumulative Preferred Stock
                   ($100 par value) of

             CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

               TENDERED PURSUANT TO THE OFFER TO PURCHASE,
                 DATED JANUARY 29, 1996, FOR PURCHASE AT
                    PURCHASE PRICE OF $105.04 PER SHARE


               THE OFFER AND WITHDRAWAL RIGHTS WILL
              EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
     ON TUESDAY, FEBRUARY 27, 1996, UNLESS THE OFFER IS EXTENDED.


            To: THE CHASE MANHATTAN BANK, N.A., Depositary

           By Mail:                By Overnight Delivery:

           Box 3032                 c/o Chase Securities
    4 Chase MetroTech Ctr.            Processing Corp
      Brooklyn, NY 11245           Ft. Lee Executive Park
                                  1 Executive Dr. - 6th floor
                                      Ft. Lee, NJ 07024


          By Hand:               By Facsimile Transmission:

 (9:00 a.m. - 5:00 p.m.                (201) 592-4372
   New York City Time)
 1 Chase Manhattan Plaza    Information and Confirm by Telephone:
       Floor 1-B
 Nassau and Liberty Streets            (201) 592-4370
    New York, NY 10081


                DESCRIPTION OF SHARES TENDERED

(PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON CERTIFICATE(S))
           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

NAMES(S) AND                       TOTAL NUMBER
ADDRESS(ES)                         OF SHARES
    OF                              REPRESENTED          NUMBER
REGISTERED    CERTIFICATE               BY             OF SHARES
HOLDERS(S)    NUMBER(S)*          CERTIFICATE(S)*      TENDERED**
-----------------------------------------------------------------






_________________________________________________________________
* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


DO NOT SEND ANY CERTIFICATES TO LEHMAN BROTHERS, TO SMITH BARNEY
INC., TO D.F. KING & CO., INC. OR TO CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depositary Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to Con Edison or to a Book-Entry Transfer Facility does not constitute a valid delivery.

         (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-
ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-
ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of tendering institution ________________________________
Check applicable box:
  / / DTC          / / MSTC        / / PDTC
Account No. __________________________________________________
Transaction Code No. _________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO
A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY
AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
_______________________________
Date of execution of Notice of Guaranteed Delivery
________________
Name of institution that guaranteed delivery
______________________
If delivery is by book-entry transfer:
Name of tendering institution
_____________________________________
Account no.___________ at
  / / DTC       / / MSTC      / / PDTC
Transaction Code No.
_____________________________________________

              NOTE: SIGNATURES MUST BE PROVIDED BELOW.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned hereby tenders to Consolidated Edison Company of New York, Inc., a New York corporation ("Con Edison"), the shares listed on the first page hereof under "Description of Shares Tendered" pursuant to Con Edison's offer to purchase any and all of the outstanding shares of the series of Con Edison preferred stock shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 29, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer"). See "Terms of the Offer -- Extension; Termination; Amendments, and -- Certain Conditions of the Offer" in the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Con Edison all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Con Edison,
(b) present such Shares for registration and transfer on the books of Con Edison and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Con Edison, Con Edison will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Con Edison to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "Terms of the Offer- -Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. Con Edison's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Con Edison upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Con Edison may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Con Edison has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Con Edison does not accept for payment any of the Shares so tendered.


----------------------------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 6 AND 7)      (SEE INSTRUCTIONS 4, 6 AND 7)

To be completed ONLY if the        To be completed ONLY if the
check for the purchase price       check for the purchase price
of Shares purchased and/or         of Shares purchased and/or
certificates for Shares not        certificates for Shares not
tendered or not purchased          tendered or not purchased
are to be issued in the name       are to be mailed to someone
of someone other than the          other than the undersigned
undersigned.                       or to the undersigned at an
                                   address other than that
                                   shown below the undersigned's
                                   signature(s).

Issue  / / check and/or             Mail   / / check and/or
      / / certificate(s) to:              / / certificate(s) to:


Name ---------------------------   Name--------------------------
         (PLEASE PRINT)                     (PLEASE PRINT)

Address ------------------------    Address ---------------------
----------------------------------  -----------------------------
       (INCLUDE ZIP CODE)              (INCLUDE ZIP CODE)

----------------------------------
  (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

-----------------------------------------------------------------


/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES
    THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED
    OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: ____________________

                         SOLICITED TENDERS
                        (SEE INSTRUCTION 10)

   As provided in Instruction 10, Con Edison will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer.

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: --------------------------------------------------
                          (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: ---------------------------------------

Telephone Number of Broker
or Financial Consultant: ---------------------------------------

Identification Number (if known): ------------------------------

Address: -------------------------------------------------------
                        (INCLUDE ZIP CODE)

   The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER               NUMBER OF SHARES TENDERED

               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------       ----------------------------
-----------------------------       ----------------------------
-----------------------------       ----------------------------

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Con Edison; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

   The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

SIGN HERE: .....................................................
           .....................................................

                      SIGNATURE(S) OF OWNER(S)
         Dated ........................................, 1996
         Name(s).............................................
                .............................................
                          (PLEASE PRINT)

         Capacity (full title)...............................
         Address.............................................
                .............................................
                        (INCLUDE ZIP CODE)
         DAYTIME Area Code and Telephone
          No..........................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


           GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
           Authorized Signature ...............................
           Name ...............................................
           Name of Firm .......................................
           Address of Firm ....................................
           Area code and Telephone No. ........................
           Dated ........................................, 1996

      ----------------------------------------------------

NOTE: REMAINDER OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED
BY SIGNING THE SUBSTITUTE FORM W-9 BELOW.

                          INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to a Series of Preferred. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the applicable Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Con Edison (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-

Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED
DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER.
IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date; Receipt of Dividend" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Con Edison of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Con Edison will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer-- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at Con Edison's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Con Edison will pay a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Con Edison, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Con Edison, in its sole discretion, and its determination shall be final and binding. Con Edison reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Con Edison's counsel, be unlawful. Con Edison also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Con Edison's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Con Edison shall determine. None of Con Edison, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately following the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (i) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary, or (ii) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                   IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                          PAYER'S NAME:

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND
CERTIFICATION

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY
BY SIGNING AND DATING BELOW.

Social Security number OR
Employer Identification Number

TIN ----------------------

---------------------------------------------------------

Name (Please Print) -----------------------
Address -----------------------------
City ---------  State ---- Zip Code ------

PART 2

Awaiting TIN /  /

---------------------------------------------------------
PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT: (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
---------------------------------------------------------

SIGNATURE: ---------------------------  DATE: -----------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

---------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.


Signature ___________________________  Date __________, 1996

                      THE DEALER MANAGERS:

       LEHMAN BROTHERS                  SMITH BARNEY INC.
       3 World Financial Center         390 Greenwich Street
       New York, New York 10285         New York, New York 10013
       (800) 438-3242                   (800) 655-4811
       Attention: Roy D. Henriksson     Attention: Paul Galant


                      THE INFORMATION AGENT:

                      D.F. KING & CO., INC.
                        77 Water Street
                     New York, New York 10005
                    (800) 549-6650 (Toll-Free)

                         LETTER OF TRANSMITTAL
                             To Accompany

       Shares of 6 1/8% Series J Cumulative Preferred Stock
                   ($100 par value) of

             CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

               TENDERED PURSUANT TO THE OFFER TO PURCHASE,
                 DATED JANUARY 29, 1996, FOR PURCHASE AT
                    PURCHASE PRICE OF $101.75 PER SHARE


               THE OFFER AND WITHDRAWAL RIGHTS WILL
              EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
     ON TUESDAY, FEBRUARY 27, 1996, UNLESS THE OFFER IS EXTENDED.


            To: THE CHASE MANHATTAN BANK, N.A., Depositary

           By Mail:                By Overnight Delivery:

           Box 3032                 c/o Chase Securities
    4 Chase MetroTech Ctr.            Processing Corp
      Brooklyn, NY 11245           Ft. Lee Executive Park
                                  1 Executive Dr. - 6th floor
                                      Ft. Lee, NJ 07024


          By Hand:               By Facsimile Transmission:

 (9:00 a.m. - 5:00 p.m.                (201) 592-4372
   New York City Time)
 1 Chase Manhattan Plaza    Information and Confirm by Telephone:
       Floor 1-B
 Nassau and Liberty Streets            (201) 592-4370
    New York, NY 10081


                DESCRIPTION OF SHARES TENDERED

(PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON CERTIFICATE(S))
           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

NAMES(S) AND                       TOTAL NUMBER
ADDRESS(ES)                         OF SHARES
    OF                              REPRESENTED          NUMBER
REGISTERED    CERTIFICATE               BY             OF SHARES
HOLDERS(S)    NUMBER(S)*          CERTIFICATE(S)*      TENDERED**
-----------------------------------------------------------------

_________________________________________________________________
* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


DO NOT SEND ANY CERTIFICATES TO LEHMAN BROTHERS, TO SMITH BARNEY
INC., TO D.F. KING & CO., INC. OR TO CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depositary Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to Con Edison or to a Book-Entry Transfer Facility does not constitute a valid delivery.

         (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-
ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-
ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of tendering institution ________________________________
Check applicable box:
  / / DTC          / / MSTC        / / PDTC
Account No. __________________________________________________
Transaction Code No. _________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO
A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY
AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
_______________________________
Date of execution of Notice of Guaranteed Delivery
________________
Name of institution that guaranteed delivery
______________________
If delivery is by book-entry transfer:
Name of tendering institution
_____________________________________
Account no.___________ at
  / / DTC       / / MSTC      / / PDTC
Transaction Code No.
_____________________________________________

              NOTE: SIGNATURES MUST BE PROVIDED BELOW.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned hereby tenders to Consolidated Edison Company of New York, Inc., a New York corporation ("Con Edison"), the shares listed on the first page hereof under "Description of Shares Tendered" pursuant to Con Edison's offer to purchase any and all of the outstanding shares of the series of Con Edison preferred stock shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 29, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase, constitutes the "Offer"). See "Terms of the Offer -- Extension; Termination; Amendments, and -- Certain Conditions of the Offer" in the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Con Edison all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Con Edison,
(b) present such Shares for registration and transfer on the books of Con Edison and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Con Edison, Con Edison will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Con Edison to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "Terms of the Offer- -Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. Con Edison's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Con Edison upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Con Edison may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Con Edison has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Con Edison does not accept for payment any of the Shares so tendered.


----------------------------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 6 AND 7)      (SEE INSTRUCTIONS 4, 6 AND 7)

To be completed ONLY if the        To be completed ONLY if the
check for the purchase price       check for the purchase price
of Shares purchased and/or         of Shares purchased and/or
certificates for Shares not        certificates for Shares not
tendered or not purchased          tendered or not purchased
are to be issued in the name       are to be mailed to someone
of someone other than the          other than the undersigned
undersigned.                       or to the undersigned at an
                                   address other than that
                                   shown below the undersigned's
                                   signature(s).

Issue  / / check and/or             Mail   / / check and/or
      / / certificate(s) to:              / / certificate(s) to:


Name ---------------------------   Name--------------------------
         (PLEASE PRINT)                     (PLEASE PRINT)

Address ------------------------    Address ---------------------
----------------------------------  -----------------------------
       (INCLUDE ZIP CODE)              (INCLUDE ZIP CODE)

----------------------------------
  (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

-----------------------------------------------------------------


/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES
    THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED
    OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: ____________________

                         SOLICITED TENDERS
                        (SEE INSTRUCTION 10)

   As provided in Instruction 10, Con Edison will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer.

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: --------------------------------------------------
                          (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: ---------------------------------------

Telephone Number of Broker
or Financial Consultant: ---------------------------------------

Identification Number (if known): ------------------------------

Address: -------------------------------------------------------
                        (INCLUDE ZIP CODE)

   The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER               NUMBER OF SHARES TENDERED

               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------       ----------------------------
-----------------------------       ----------------------------
-----------------------------       ----------------------------

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Con Edison; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

   The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

SIGN HERE: .....................................................
           .....................................................

                      SIGNATURE(S) OF OWNER(S)
         Dated ........................................, 1996
         Name(s).............................................
                .............................................
                          (PLEASE PRINT)

         Capacity (full title)...............................
         Address.............................................
                .............................................
                        (INCLUDE ZIP CODE)
         DAYTIME Area Code and Telephone
          No..........................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


           GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
           Authorized Signature ...............................
           Name ...............................................
           Name of Firm .......................................
           Address of Firm ....................................
           Area code and Telephone No. ........................
           Dated ........................................, 1996

      ----------------------------------------------------

NOTE: REMAINDER OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED
BY SIGNING THE SUBSTITUTE FORM W-9 BELOW.

                          INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) with respect to a Series of Preferred. Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the applicable Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Con Edison (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-

Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED
DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER.
IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date; Receipt of Dividend" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Con Edison of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Con Edison will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer-- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at Con Edison's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Con Edison will pay a solicitation fee of $1.50 per share (except that for transactions for beneficial owners equal to or exceeding 5,000 shares of a particular Series of Preferred, Con Edison will pay a solicitation fee of $1.25 per share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Con Edison, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Con Edison, in its sole discretion, and its determination shall be final and binding. Con Edison reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Con Edison's counsel, be unlawful. Con Edison also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Con Edison's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Con Edison shall determine. None of Con Edison, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately following the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase): (i) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary, or (ii) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                   IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

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
                          PAYER'S NAME:

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND
CERTIFICATION

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY
BY SIGNING AND DATING BELOW.

Social Security number OR
Employer Identification Number

TIN ----------------------

---------------------------------------------------------

Name (Please Print) -----------------------
Address -----------------------------
City ---------  State ---- Zip Code ------

PART 2

Awaiting TIN /  /

---------------------------------------------------------
PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT: (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
---------------------------------------------------------

SIGNATURE: ---------------------------  DATE: -----------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

---------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.


Signature ___________________________  Date __________, 1996


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                      THE DEALER MANAGERS:

       LEHMAN BROTHERS                  SMITH BARNEY INC.
       3 World Financial Center         390 Greenwich Street
       New York, New York 10285         New York, New York 10013
       (800) 438-3242                   (800) 655-4811
       Attention: Roy D. Henriksson     Attention: Paul Galant


                      THE INFORMATION AGENT:

                      D.F. KING & CO., INC.
                        77 Water Street
                     New York, New York 10005
                    (800) 549-6650 (Toll-Free)